================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement                [ ] Confidential, for Use of the
[ ] Definitive Additional Materials               Commission Only (as permitted)
[X] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                              QUALITY DINING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                    NBO, LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Not applicable
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: Not applicable.
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:  Not applicable.
        ------------------------------------------------------------------------
    (5) Total Fee Paid:  Not applicable.
        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:  Not applicable.
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:  Not applicable.
        ------------------------------------------------------------------------
    (3) Filing Party:  Not applicable.
        ------------------------------------------------------------------------
    (4) Date Filed:  Not applicable.
        ------------------------------------------------------------------------



#865784

                                    NBO, LLC
                           25800 NORTHWESTERN HIGHWAY
                                    SUITE 750
                           SOUTHFIELD, MICHIGAN 48075

January 18, 2000


                        NBO, LLC SEEKS TO MAXIMIZE VALUE
                              FOR ALL SHAREHOLDERS


Dear Fellow Shareholder:

          DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY THE COMPANY.
                        RETURN THE GOLD PROXY CARD ONLY.

                     On January 13, 2000, NBO, LLC, the holder of approximately
9.4 percent of the outstanding common shares of Quality Dining, Inc., filed a Preliminary Proxy Statement with the SEC indicating our intention to nominate directors for election to the Quality Dining Board and making a shareholder proposal for consideration at the 2000 Annual Meeting of Shareholders. Our objective in doing so is to cause Quality Dining to maximize shareholder value. We believe that this can be achieved in only one way - QUALITY DINING SHOULD BE SOLD TO THE HIGHEST BIDDER.

                     We will seek to achieve this goal by asking shareholders to: (i) elect our three nominees, who share our view, to the Quality Dining Board and (ii) pass our proposed resolution recommending that the Company's "Poison Pill" be eliminated to facilitate such a value-enhancing transaction.

                       WE BELIEVE BUSINESS AS USUAL CANNOT
                       CREATE A RETURN ON YOUR INVESTMENT.

                     The current Board has refused our repeated requests to take affirmative steps to enhance shareholder value and rebuffed our offers of assistance in doing so.

                     Quality Dining shareholders essentially missed out on one of the most remarkable periods of growth in the history of the stock market. Quality Dining common stock reached a high of $38.75 in May 1996 and never again returned to that level, closing today at $2.13.

                     When measured over the period since our Company's initial public offering, the performance has been similarly disappointing. Over the period beginning on that date and ending on January 11, 2000 (shortly before we filed our Preliminary Proxy Statement), AN INVESTMENT IN THE S&P 500 INDEX ROSE TO OVER 309% OF ITS IPO-DATE VALUE WHILE AN INVESTMENT IN QUALITY DINING LOST 65% OF ITS VALUE -- YET STILL, YOUR BOARD OF DIRECTORS REFUSES EVEN TO MEET US AND DISCUSS OUR SUGGESTIONS, and has yet to announce any change in strategy likely to reverse this trend.

                     The following chart summarizes the Company's dismal performance over the last five years, compared to major market indices:


              Quality Dining Indexed Weekly Performance - 5 Years
              ---------------------------------------------------

[**OBJECT OMITTED - For a tabular representation of the above mentioned performance chart, please see Annex A hereto.**]


                     It is beginning to seem to us that "business as usual" with this management team has more to do with management's best interests than it does with shareholders'. Despite the Company's continued poor performance, we have seen little significant change from "headquarters." Although we saw some new and valuable deals in the Summer of 1999 - they were valuable only to management . . . providing Quality Dining insiders with "corporate goodies" including:

      o Effectively repricing "underwater" options by paying cash to repurchase options that were well "out of the money" (presumably, granted originally to allow executives to share in appreciation of Quality Dining's stock price) and granting new options with much, much lower exercise prices;

      o Cash payments in the millions of dollars to executives in the event of a change in control of the Company; and

      o     Awards of restricted stock.

                     QUALITY DINING NEEDS A BOARD OF DIRECTORS INDEPENDENT ENOUGH TO ACKNOWLEDGE THAT THE CURRENT STRATEGY IS NOT WORKING AND THE SHAREHOLDERS ARE SUFFERING AS A RESULT.

                     We have witnessed many transactions in which public U.S. restaurant businesses were sold. Many of these transactions provided shareholders with substantial price premiums to the prevailing trading ranges of their stock. Yet, the Company's Board tersely dismissed our formal request - the request of a 9.4 percent shareholder - to meet and give serious consideration to a business combination or merger transaction - either with ourselves or a third party. If elected as directors, our nominees intend to seek to cause a sale of the Company to the highest bidder in an auction process. We would expect to be a bidder in that process, but would not expect any preferential treatment.

             THE COMPANY SHOULD DO WHAT'S BEST FOR ALL SHAREHOLDERS.

                     It is disappointing that, apparently in response to our call for the Company to focus on shareholder value, the Company has instead chosen to focus inward, on the personal welfare of its family-dominated management. SHAREHOLDER VALUE IS AN OBJECTIVE SHARED BY EACH AND EVERY SHAREHOLDER. WE BELIEVE THAT IT SHOULD BE THE PRINCIPAL FOCUS OF MANAGEMENT AND THE BOARD AS WELL.

                     Your views and vote are important. Do not return any Proxy Card supplied by the Company. VOTE ONLY ON NBO'S GOLD PROXY CARD WHEN IT IS DISTRIBUTED WITH OUR PROXY STATEMENT (EVEN IF YOU HAVE PREVIOUSLY VOTED ON THE COMPANY'S PROXY CARD -- YOUR LATER SUBMISSION WILL VOID ANY EARLIER PROXY CARD). We will keep you informed as more information becomes available and the date of the annual meeting approaches.

                     Should you have any questions or comments, please contact MacKenzie Partners, Inc. at (212) 929-5500 (call collect) or CALL TOLL-FREE:
(800) 322-2885.

                                                    ON BEHALF OF NBO, LLC

                                                    Sincerely,

                                                    David W. Schostak
                                                    Mark S. Schostack
                                                    Jerome L. Schostack
                                                    Robert I. Schostack
                                                    Christopher G. Ellis

                         CERTAIN ADDITIONAL INFORMATION

                     The participants in the proposed solicitation of proxies are NBO, David Schostak, Mark S. Schostak, Jerome L. Schostak, Robert I. Schostak and Christopher G. Ellis. In the aggregate, these participants beneficially own 1,200,000 shares of common stock, or 9.4% of such shares outstanding (based on Quality Dining, Inc.'s Quarterly Report on Form 10-Q for the quarter ended August 1, 1999). NBO has filed a preliminary proxy statement with the Securities and Exchange Commission related to a proposed solicitation of shareholder proxies for the 2000 Annual Meeting of Shareholders of the Company. The Preliminary Proxy Statement contains important information, including additional information about the views and members of NBO as well as the individuals that NBO intends to nominate for election to the Company's Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained free of charge at the Securities and Exchange Commission's web site (www.sec.gov) or by requesting a copy from MacKenzie Partners, Inc.,
(212) 929-5500 (call collect) or (800) 922-2888 (toll-free).

                                    ANNEX A


              Quality Dining Indexed Weekly Performance - 5 Years
              ---------------------------------------------------

                                   CHART DATA
                                   ----------

       Week of          QDIN          DJIA           S&P500        NASDAQ
       -------          ----          ----           ------        ------

        9-Jan-95           100            100           100           100
       16-Jan-95      97.93814       98.99962      99.74462      99.98557
       23-Jan-95      101.0309       98.70794      100.9486      99.57358
       30-Jan-95      97.93814       100.5143      102.7212      101.2989
        6-Feb-95      101.0309       100.7829      103.3242      103.7092
       13-Feb-95      101.0309       101.1513      103.4337      103.2552
       20-Feb-95      104.1237       102.6404      104.7514      103.7945
       27-Feb-95      104.1237        102.075      104.1741      104.8061
        6-Mar-95      104.1237       103.2519      105.0647      105.2561
       13-Mar-95      104.1237       104.2267      106.3416      106.0578
       20-Mar-95      104.1237       105.8897      107.5112      107.4131
       27-Mar-95      101.0309       106.3758      107.4554      107.2229
        3-Apr-95      101.0309       107.2688      108.6808      106.8923
       10-Apr-95      101.0309       107.6679      109.2839      109.2474
       17-Apr-95      111.3402       109.2516      109.1251      108.0403
       24-Apr-95      110.3093       110.5616      110.4599      110.7353
        1-May-95      104.1237        111.127      111.6209      110.6762
        8-May-95      104.1237       113.3581      112.7862      112.6981
       15-May-95      103.0928       111.0733      111.4213      113.4368
       22-May-95      106.1856        111.782      112.3785      114.3946
       29-May-95      103.0928       113.7111      114.2799      114.5389
        5-Jun-95      109.2784       113.1892      113.2991       116.036
       12-Jun-95      106.1856         115.41      115.8508      119.2204
       19-Jun-95      115.4639       117.3289      117.9711      123.1854
       26-Jun-95      134.0206        116.569      116.9067      122.4743
        3-Jul-95      136.0825       120.3198      119.4004      127.2384
       10-Jul-95       157.732       120.4759      120.1558      131.1181
       17-Jul-95      151.5464        118.754      118.8102        126.19
       24-Jul-95      152.5773       120.6473      120.8082      131.8988
       31-Jul-95      154.6392       119.8286      119.9519       130.037
        7-Aug-95      150.5155       118.1604        119.13      131.7453
       14-Aug-95      150.5155       118.1425      120.0099      135.3102
       21-Aug-95      172.1649        117.728      120.2009      133.8262
       28-Aug-95      174.2268       118.9075      121.0035      133.7606
        4-Sep-95      174.2268       120.2686      122.9006      139.0823
       11-Sep-95      164.9485       122.7479      125.1905      137.9107
       18-Sep-95      169.0722       121.8908      124.8428      138.2111
       25-Sep-95      150.5155       122.5304      125.4179      136.9188
        2-Oct-95      158.7629       122.0212      125.0059      132.7858
        9-Oct-95      160.8247       122.6506      125.4373      133.6176
       16-Oct-95      162.8866       122.6788      126.0725      136.3926
       23-Oct-95      159.7938       121.3202      124.4072      134.5584
       30-Oct-95      184.5361       123.4642      126.7399       139.821
        6-Nov-95      191.7526       124.6105      127.2013      139.5862
       13-Nov-95      195.8763       127.6705      128.7787      137.1143
       20-Nov-95      192.7835       129.1749      128.7572      135.1645
       27-Nov-95      196.9072       130.1548      130.2616      138.4631
        4-Dec-95      221.6495       131.9406       132.515      139.3946
       11-Dec-95      207.2165       132.4472      132.2703      135.2052
       18-Dec-95      202.0619       130.4337      131.3282      137.3583
        1-Jan-96      197.9381       132.5675      132.3497      135.5975
        1-Jan-96      195.8763       132.4677      133.2124      138.9013
        8-Jan-96      191.7526       129.4896      129.1521      132.2859
       15-Jan-96      187.6289       132.6519      131.3024      133.6268
       22-Jan-96      187.6289       134.8804      133.4034      136.5802
       29-Jan-96      189.6907       137.4952      136.4551      140.6673
        5-Feb-96      187.6289       141.7833       140.861      143.6181
       12-Feb-96      175.2577       140.8034      139.0605      143.1077
       19-Feb-96      247.4227       144.0578      141.4426      146.6608
       26-Feb-96      226.8041       141.6554      138.2857      142.5003
        4-Mar-96      222.6804       139.9642       135.953      139.5678

       Week of          QDIN          DJIA           S&P500        NASDAQ
       -------          ----          ----           ------        ------

       11-Mar-96      247.4227       142.8937      137.6548      144.2729
       18-Mar-96      239.1753       144.2139       139.627      144.6179
       25-Mar-96       243.299       142.9474      138.5282      144.5103
        1-Apr-96      241.2371       145.3985      140.7516      146.7159
        8-Apr-96      247.4227        141.553      136.6418        144.45
       15-Apr-96      247.4227       141.6272       138.436      149.4043
       22-Apr-96       257.732       142.4587      140.2365      155.7271
       29-Apr-96      265.9794       140.1561      137.6977      155.4267
        6-May-96       257.732        141.182      139.9425      157.8094
       13-May-96      306.1856       145.5162      143.5522      162.9422
       20-May-96      317.5258       147.4453      145.6124      163.7189
       27-May-96      275.2577       144.3828      143.5972      163.1455
        3-Jun-96      282.4742       145.7618      144.4964      161.3519
       10-Jun-96      282.4742       144.5439      142.8955      159.1766
       17-Jun-96      251.5464        145.969      143.1079      154.2248
       24-Jun-96      270.1031       144.6744      143.9213      155.4818
        1-Jul-96      261.8557        142.973      141.0906      151.9825
        8-Jul-96      237.1134       140.9901      138.6763      144.7846
       15-Jul-96      222.6804       138.8461      137.0753      144.0223
       22-Jul-96      218.5567       140.0307       136.468      141.6291
       29-Jul-96      261.8557       145.3192      142.1744      147.5963
        5-Aug-96      251.5464       145.3576      142.0907      149.2167
       12-Aug-96      253.6082       145.5674      142.7581      148.7417
       19-Aug-96      246.3918       146.4168      143.1487      149.9751
       26-Aug-96       242.268        143.692       139.921      149.7717
        2-Sep-96      222.6804         144.81      140.7129      149.4949
        9-Sep-96      247.4227       149.3796       146.048      155.9607
       16-Sep-96      241.2371       150.6588      147.4408      160.0307
       23-Sep-96       228.866       150.2597      147.2606        161.39
       30-Sep-96      226.8041       153.3299      150.5376      163.6874
        7-Oct-96      229.8969       152.7287      150.3659      163.7806
       14-Oct-96       214.433       155.9217      152.5463      163.0209
       21-Oct-96      181.4433       153.6907      150.4217      160.4125
       28-Oct-96      180.4124       154.0719      151.0333      160.3049
        4-Nov-96      190.7216       159.1352      156.8384      164.9929
       11-Nov-96      158.7629       162.4152      158.2977      165.5558
       18-Nov-96      179.3814       165.5827       160.682      167.2037
       25-Nov-96       185.567       166.8594      162.4611      169.5982
        2-Dec-96      169.5876       163.2826      158.7227      168.9514
        9-Dec-96      184.5361       161.3125      156.3706       168.588
       16-Dec-96      152.5773       165.9051      160.7121      169.0669
       23-Dec-96      140.2062       167.8624      162.4117      169.4369
       30-Dec-96       156.701       167.4325      160.5318      171.9691
        6-Jan-97      148.4536       171.5185      162.9933      174.7691
       13-Jan-97      123.1959       174.8267      166.5708      177.0035
       20-Jan-97      125.7732       171.3317      165.3583      178.9427
       27-Jan-97      113.4021        174.315      168.7147      181.0447
        3-Feb-97      121.6495       175.4074      169.4444      178.1398
       10-Feb-97      119.5876       178.8154      173.5047      179.3836
       17-Feb-97      109.7938       177.3468      172.0647      175.0709
       24-Feb-97      95.87629       175.9678      169.7148      171.7487
        3-Mar-97      93.81443       179.1199      172.7515      172.1161
       10-Mar-97      105.1546       177.4466      170.2191      169.6455
       17-Mar-97      108.2474       174.1026      168.2726      164.5416
       24-Mar-97      96.90722         172.46      166.0794      163.9433
       31-Mar-97      90.72165        166.972        162.65      162.2665
        7-Apr-97      85.56701       163.5333      158.3042      158.3526
       14-Apr-97      73.19588       171.5134      164.4612      160.4086
       21-Apr-97      61.85567       172.4165      164.2531      158.6662
       28-Apr-97      75.25773       180.9185      174.4683      171.2672
        5-May-97      64.94845       183.4335      177.0028      175.1666
       12-May-97      41.75258       184.0783      178.0694      175.9119
       19-May-97      43.29897       187.9468      181.7778      182.3397

       Week of          QDIN          DJIA           S&P500        NASDAQ
       -------          ----          ----           ------        ------

       26-May-97      47.93814       187.5656      182.0461      183.7305
        2-Jun-97       44.3299       190.2469      184.1342      184.3235
        9-Jun-97      53.60825       199.1045      191.7012      186.7101
       16-Jun-97      47.42268       199.4755      192.8665      189.8683
       23-Jun-97      40.20619       196.6918        190.42       188.694
       30-Jun-97      42.26804       202.0161      196.7766      192.5593
        7-Jul-97      42.78351       202.6813      196.7251      197.1528
       14-Jul-97      38.14433       201.8805       196.429      203.1056
       21-Jul-97       37.1134       207.5835      201.4701      205.9384
       28-Jul-97       37.1134       209.6456       203.262      209.1857
        4-Aug-97      37.62887       205.4804      200.3434      209.7355
       11-Aug-97      30.92784       196.8709      193.3193      204.9478
       18-Aug-97      29.89691        201.814      198.1973      209.7578
       25-Aug-97      42.26804       195.0211      193.0317       208.266
        1-Sep-97      55.15464       200.1382      199.3798      214.6229
        8-Sep-97      49.22722       198.1067      198.2767      216.4021
       15-Sep-97      48.45361       202.5662      203.9852      220.4734
       22-Sep-97      47.42268       202.6916        202.85      220.7201
       29-Sep-97      45.10351       205.6697      207.1013      225.1325
        6-Oct-97       44.3299       205.8386      207.5198      228.1713
       13-Oct-97      36.85608       200.7676      202.6225      218.7008
       20-Oct-97      39.69072       197.4005      202.0817      216.6107
       27-Oct-97      39.17526       190.4081       196.283      209.0913
        3-Nov-97      33.50515       193.9696      199.0493      210.2446
       10-Nov-97      33.50515       193.7444      199.2296      207.7661
       17-Nov-97       37.1134         201.64       206.685      212.6522
       24-Nov-97      34.53608       200.1561      205.0347      210.0018
        1-Dec-97      33.24701       208.4969      211.1273      214.3776
        8-Dec-97      28.86598        200.545      204.6033      201.6086
       15-Dec-97      34.02062        198.447      203.1848      200.0551
       22-Dec-97      30.92784       196.4769        200.97      198.3022
       29-Dec-97      34.02062       203.7866      209.2495      207.5063
        5-Jan-98       31.4433       193.9465      199.0879      197.2316
       12-Jan-98      34.02062       198.3779      206.3459      205.0593
       19-Jan-98      34.02062       197.0244      205.5046      206.7715
       26-Jan-98      32.98969       202.2899      210.3741      212.4698
        2-Feb-98      34.02062       209.5305      217.2801       222.309
        9-Feb-98      32.47423       214.1512      218.9175      224.4174
       16-Feb-98      32.21608       215.2718      221.9478      226.7411
       23-Feb-98      32.98969        218.644      225.1948      232.3016
        2-Mar-98      40.46351       219.2504      226.5575      230.0685
        9-Mar-98      49.48454       220.0972      229.3302      232.4525
       16-Mar-98      43.29897       227.8726      235.8864      234.7486
       23-Mar-98      39.69072       225.0505      235.0881        239.27
       30-Mar-98      40.20619       229.8427      240.9383      243.4397
        6-Apr-98      38.14433       230.1369      238.3565      238.8265
       13-Apr-98      36.59794       234.5529      240.9425      244.9092
       20-Apr-98      34.27794       231.9202      237.7621      245.2189
       27-Apr-98      35.05155        234.031      240.5734      245.8067
        4-May-98      42.26804       231.6797      237.8136      244.6166
       11-May-98      37.37072       232.7236      237.9402      242.3074
       18-May-98       37.1134       233.1943      238.3136      236.8269
       25-May-98      34.02062       227.7088      234.0966      233.3985
        1-Jun-98       31.4433       231.2319      239.0411      233.9299
        8-Jun-98       31.4433       226.0432      235.8178      228.9611
       15-Jun-98      30.67052       222.9218      236.2062       233.716
       22-Jun-98      30.92784       228.8474      243.1916      245.2936
       29-Jun-98       31.4433       230.9147      246.0287      248.5043
        6-Jul-98      32.98969       232.9717      249.8723      254.9386
       13-Jul-98      30.92784       238.9152      254.6838      263.5615
       20-Jul-98      28.60866       228.6657      244.8226      253.3576
       27-Jul-98      28.09237       227.2816      240.5026      245.6689
        3-Aug-98       26.5468       219.9821      233.8026      242.3074

       Week of          QDIN          DJIA           S&P500        NASDAQ
       -------          ----          ----           ------        ------

       10-Aug-98       25.7732       215.5558      228.0726      234.8838
       17-Aug-98      26.28866        218.337      232.0407      235.8573
       24-Aug-98      26.28866       206.0049      220.4305      215.1359
       31-Aug-98      26.28866       195.4791      209.0027      205.5369
        7-Sep-98       26.5468       199.4499      216.5504      215.3931
       14-Sep-98      26.28866       202.0136      218.9175      218.2967
       21-Sep-98      27.06144        205.419      224.2097      228.7695
       28-Sep-98      26.80412       199.1736      215.1641      211.8951
        5-Oct-98      20.61856       202.1108      211.2561      195.8237
       12-Oct-98      22.68041        215.346      226.7142      212.6784
       19-Oct-98      23.71134       216.2543      229.7723      222.2447
       26-Oct-98      20.87588       219.8311      235.7813      232.4171
        2-Nov-98       24.2268       229.6405      244.8677      243.5919
        9-Nov-98      21.13402       228.2103      241.5864      242.4675
       16-Nov-98      22.16495       234.3508      249.7049      252.9928
       23-Nov-98      22.16495       238.7898      255.8813      264.5691
       30-Nov-98      21.13402       230.6793      252.5356      262.8267
        7-Dec-98      41.23711       225.7081      250.3294      266.2577
       14-Dec-98      31.95876       227.8009      254.9585      273.7142
       21-Dec-98      23.71134        235.845       263.165      283.8039
       28-Dec-98      21.64948       234.9085      263.8002      287.6942
        4-Jan-99      22.16495       246.7264      273.6421      307.6008
       11-Jan-99      23.19588       238.9817      266.8112       308.098
       18-Jan-99      23.71134       233.3555      262.9332      306.8752
       25-Jan-99      29.89691       239.4474      274.6185      328.7879
        1-Feb-99       31.4433       238.0504      265.9828      311.4333
        8-Feb-99      29.89691       237.3008      263.9934       304.646
       15-Feb-99      28.86598       238.9664      265.9442      299.6221
       22-Feb-99      28.86598       238.1118      265.7532      300.2034
        1-Mar-99      27.06144       249.1007      273.7236       306.643
        8-Mar-99      26.28866       252.6903      277.8269      312.4711
       15-Mar-99      24.74227       253.3862      278.8355      317.6853
       22-Mar-99      22.68041       251.3036      275.2967      317.4097
       29-Mar-99      23.19588       251.5671      277.6402      327.1452
        5-Apr-99      21.64948       260.2993      289.3641      340.2238
       12-Apr-99      23.19588       268.4892      283.0654      325.9211
       19-Apr-99      30.92784       273.4988      291.1883      339.9142
       26-Apr-99      27.57773       276.0394      286.5378      333.6386
        3-May-99      24.74227       282.2464      288.6452      328.4901
       10-May-99      26.28866       279.2196         287.1      331.6705
       17-May-99      26.80412       277.0705      285.4883      330.6576
       24-May-99       25.7732       270.1727      279.3828      324.1472
       31-May-99       24.2268       276.3157      284.9432      325.1732
        7-Jun-99      23.71134       268.4022       277.623      321.1767
       14-Jun-99      23.19588       277.7434      288.1816      336.3388
       21-Jun-99      22.68041        269.991      282.2735      334.9231
       28-Jun-99      24.74227       284.9994      298.5643      359.6384
        5-Jul-99      24.48495       286.3938      301.1524      366.4677
       12-Jul-99      22.93773       286.8057      304.4788      375.8371
       19-Jul-99      23.19588       279.1608      291.2076      353.2592
       26-Jul-99      21.64948       272.6135      285.1514      346.1858
        2-Aug-99      21.64948       274.1205      279.0502      334.3091
        9-Aug-99      21.13402       280.7624      284.9282      346.0966
       16-Aug-99      20.61856       284.0118      286.8446      347.4769
       23-Aug-99       24.2268       283.7457       289.347      361.9844
       30-Aug-99      21.64948       283.4463       291.272      373.0332
        6-Sep-99      22.16495       282.1645      290.0745      378.7997
       13-Sep-99      22.16495       276.4129      286.5893      376.5115
       20-Sep-99      22.16495       262.9986      274.1292      359.5584
       27-Sep-99      20.61856       262.8374      275.2988      359.0913
        4-Oct-99      22.68041       272.4779       286.718      378.7354
       11-Oct-99      21.64948       256.3567      267.7018      358.4326
       18-Oct-99      21.64948       267.8828       279.342      369.5445
       25-Oct-99      21.64948       274.5273      292.4931      389.2136
        1-Nov-99      20.61856       273.8774      294.0597      407.0392
        8-Nov-99      21.64948       275.5354       299.603      422.6344
       15-Nov-99      22.42309       281.5377      305.1699       442.066
       22-Nov-99      21.64948       281.1539      304.0153      452.3735
       29-Nov-99       18.5567       288.7604      307.5949      461.9279
        6-Dec-99       18.5567       287.1869      304.1054      474.9974
       13-Dec-99       18.5567       288.0243      304.9617      492.4242
       20-Dec-99       18.5567       291.8194      312.9686      520.8145
       27-Dec-99      17.52577       294.1568        315.31      533.9181
        3-Jan-00      18.29938       294.8077      309.3482      509.4232
       10-Jan-00      18.04124       296.0778      312.8098      531.3412